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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):            APRIL 15, 1999



                               QUANEX CORPORATION
               (Exact name of registrant as specified in charter)

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         DELAWARE                         1-5725                             38-1872178
 (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



          1900 WEST LOOP SOUTH, SUITE 1500
                    HOUSTON, TX                                                 77027
      (Address of Principal Executive Offices)                                (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 961-4600

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ITEM 5.   OTHER EVENTS.

         Effective April 15, 1999, the Board of Directors of Quanex Corporation approved the Second Amended and Restated Rights Agreement. The Second Amended and Restated Rights Agreement makes certain amendments to the Amended and Restated Rights Agreement, which include (1) extending the expiration date for an additional ten years and (2) increasing the Purchase Price from $60.00 to $90.00. The Amended and Restated Rights Agreement and the Preferred Share Purchase Rights granted pursuant thereto were scheduled to expire on April 26, 1999 and have been extended to April 15, 2009.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

           4.1    -   Second Amended and Restated Rights Agreement between
                      Quanex Corporation and American Stock Transfer Co., as
                      Rights Agent.

           4.2    -   Form of Rights Certificate.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         QUANEX CORPORATION



Dated: April 15, 1999                           /s/ Viren M. Parikh
                                     ------------------------------------------
                                                 Viren M. Parikh
                                               Corporate Controller







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                               INDEX TO EXHIBITS

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 Number                             Exhibit
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
  4.1 Second Amended and Restated Rights Agreement between Quanex Corporation and American Stock Transfer Co., as Rights Agent.

  4.2        Form of Rights Certificate.

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